Short Term Notes Payable	12 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Short Term Notes Payable

NOTE 9: SHORT TERM NOTES PAYABLE

Short term notes payable is comprised of the following:

	June 30,
	2019	2018
Note payable, John Fife (dba St. George Investors)/Judgment Settlement Agreement [1]	$855,660	$885,365
Note payable, former director (Eagle) [2]	-	130,274
Note payable, investor [3]	-	3,000
Note payable, finance company - discontinued liability [4]	-	39,468
Total short-term notes payable	$855,660	$1,058,107

[1] effective December 10, 2018, the Company entered into a “Judgment Settlement Agreement” to satisfy in full the Forbearance Agreement with Fife that was previously in effect. As a result, under the Judgment Settlement Agreement, no shares of the Company’s common stock are issuable or eligible to be converted into. Under the terms of the Judgment Settlement Agreement, the Company is required to pay $15,000 per month from January 15, 2019 through and including February 15, 2020, with a final payment of $195,000 due and payable in March of 2020. The Company has made all payments required as of the date hereof. Failure to make any of the payments, when due, will result in an additional debt obligation, inclusive of principal and interest at the date of default ($570,660 as of June 30, 2019), to be immediately due and payable by the Company.

[2] during fiscal year 2019 $132,234 of principal and accrued interest was converted into 276,205 shares of the Company’s common stock

[3] during fiscal year 2019 $3,000 of principal was converted into 12,000 shares of the Company’s common stock

[4] during fiscal year 2019 $25,000 of principal and accrued interest was refinanced by a new convertible note payable dated June 19, 2019 (see Note 10) and the balance of $18,776 was forgiven by the lender and is recognized as income from discontinued operations within the consolidated statements of operations